Exhibit 10.2

FIRST AMENDMENT

FIRST AMENDMENT, dated as of December 22, 2003 (this “Amendment”), to the Credit Agreement, dated as of August 6, 2003 (as amended from time to time, the “Credit Agreement”), among MAGELLAN MIDSTREAM PARTNERS, L.P., (f/k/a Williams Energy Partners L.P.), a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), LEHMAN BROTHERS INC., as sole advisor and sole bookrunner (in such capacity, the “Bookrunner”), LEHMAN BROTHERS INC. and BANC OF AMERICA SECURITIES, LLC, as joint lead arrangers (in such capacity, the “Joint Lead Arrangers”), BANK OF AMERICA, N.A., as syndication agent (in such capacity, the “Syndication Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments to Subsection 1.1. (a) The definitions of “Applicable Margin”, “Commitment”, “Facility”, “Term Loan Facilities”, “Term Loan Lenders” and “Term Loans” contained in Section 1.1 of the Credit Agreement are hereby amended in their respective entireties to read as follows:

“Applicable Margin”: (a) for each Type of Loan under each Facility set forth below, the rate per annum set forth opposite such Facility under the relevant column heading below:

	Base Rate Loans	Eurodollar Loans
Revolving Credit Facility	0.75%	1.75%
Tranche C Term Loan Facility	1.00%	2.00%

and (b) for each Type of Loans under the Additional Term Loan Facility, the rate per annum set forth for such Type in the Additional Term Loan Supplement.

“Commitment”: with respect to any Lender, each of the Tranche C Term Loan Commitment, the Additional Term Loan Commitment and the Revolving Credit Commitment of such Lender.

“Facility”: each of (a) the Tranche C Term Loan Commitments and the Tranche C Term Loans made thereunder (the “Tranche C Term Loan Facility”), (b) the Additional Term Loan Commitments (if any) and the Additional Term Loans made thereunder (each such facility, an “Additional Term Loan Facility”) and (c) the Revolving Credit Commitments and the extensions of credit made thereunder (the “Revolving Credit Facility”).

“Term Loan Facilities”: the collective reference to the Tranche C Term Loan Facility and the Additional Term Loan Facility.

“Term Loan Lenders”: the collective reference to the Tranche C Term Loan Lenders and the Additional Term Loan Lenders.

“Term Loans”: the collective reference to the Tranche C Term Loans and the Additional Term Loans.

(b) The definition of “Additional Term Loan Supplement” in Section 1.1 of the Credit Agreement is hereby amended by replacing the words “Tranche B” therein with the words “Tranche C”.

(c) The definition of “Free Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by replacing clause (iii) therein with the following:

“(iii) the aggregate principal amount of any repayments of Indebtedness by the Borrower during such period (other than (1) mandatory prepayments of the Loans, pursuant to Section 2.12, with the Net Cash Proceeds of any Disposition by any Subsidiary of any Property, to the extent such mandatory prepayments are funded with distributions excluded from Free Cash Flow pursuant to subclause (x) of clause (a) above in this definition and (2) prepayments of Tranche B Term Loans as provided in the First Amendment)”.

(d) The definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended by replacing the words “Tranche B” therein with the words “Tranche C”.

(e) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“First Amendment”: the First Amendment, dated as of December 22, 2003, to this Agreement.

“First Amendment Effective Date”: as defined in Section 10 of the First Amendment, which date is December 22, 2003.

“Tranche C Lender Addendum”: a Tranche C Lender Addendum, substantially in the form of Exhibit A to the First Amendment, to be executed and delivered by such Lender on the First Amendment Effective Date as provided in Section 8 of the First Amendment.

“Tranche C Term Loan”: as defined in Section 2.1.

“Tranche C Term Loan Commitment”: as to any Lender, the obligation of such Lender, if any, to make a Tranche C Term Loan to the Borrower hereunder on the First Amendment Effective Date in a principal amount not to exceed the amount set forth under the heading “Tranche C Term Loan Commitment” opposite such Lender’s name on Schedule 1 to the Tranche C Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto. The original aggregate amount of the Tranche C Term Loan Commitments is $90,000,000.00.

“Tranche C Term Loan Facility”: as defined in the definition of “Facility” in this Section 1.1.

“Tranche C Term Loan Lender”: each Lender that has a Tranche C Term Loan Commitment or that holds a Tranche C Term Loan.

“Tranche C Term Loan Percentage”: as to any Tranche C Term Loan Lender at any time, the percentage which such Lender’s Tranche C Term Loan Commitment then constitutes of the aggregate Tranche C Term Loan Commitments (or, at any time after the First Amendment Effective Date, the percentage which the aggregate principal amount of such Lender’s Tranche C Term Loan then outstanding constitutes of the aggregate principal amount of the Tranche C Term Loans then outstanding).

SECTION 3. Amendment to Section 2.1. Section 2.1(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

(a) Subject to the terms and conditions hereof, the Tranche C Term Loan Lenders severally agree to make term loans (each, a “Tranche C Term Loan”) to the Borrower on the First Amendment Effective Date in an amount for each Tranche C Term Loan Lender not to exceed the amount of the Tranche C Term Loan Commitment of such Lender.

SECTION 4. Amendments to Section 2.3. Section 2.3(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

(a) The Tranche C Term Loan of each Tranche C Term Loan Lender shall mature in 5 annual installments, commencing on August 6, 2004, each of which shall be in an amount equal to such Lender’s Tranche C Term Loan Percentage multiplied by the amount set forth below opposite such installment:

Installment Date	Principal Amount
August 6, 2004	$900,000.00
August 6, 2005	$900,000.00
August 6, 2006	$900,000.00
August 6, 2007	$900,000.00
August 6, 2008	$86,400,000.00

SECTION 5. Amendment to Section 2.18. Section 2.18(a) of the Credit Agreement is hereby amended by replacing the phrase “Tranche B Term Loan Percentages” therein with the phrase “Tranche C Term Loan Percentages”.

SECTION 6. Amendment to Section 4.16. Section 4.16 of the Credit Agreement is hereby amended by deleting the first sentence thereof and substituting in lieu thereof the following:

“The proceeds of the Tranche C Term Loans shall be used to prepay the Tranche B Term Loans outstanding on the First Amendment Effective Date.”

SECTION 7. Amendment to Exhibit F-1. Exhibit F-1 to the Credit Agreement is hereby replaced in its entirety by Exhibit B hereto.

SECTION 8. Joinder. From and after the First Amendment Effective Date, each Tranche C Term Lender executing and delivering a Tranche C Lender Addendum in the form of Exhibit A hereto shall become a party to the Credit Agreement and have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the other provisions thereof.

SECTION 9. Notice of Borrowing. (a) The Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the anticipated First Amendment Effective Date (as defined below), in the case of Eurodollar Loans (provided that such notice shall contain an agreement satisfactory to the Administrative Agent that the Borrower agrees to indemnify and hold harmless each Lender from any loss or expense that such Lender may sustain or incur (but excluding any loss of anticipated profits) as a consequence of the First Amendment Effective Date not occurring, for any reason, on the anticipated First Amendment Effective Date set forth in such notice) and (b) one Business Day prior to the anticipated First Amendment Effective Date (as defined below), in the case of Base Rate Loans) requesting that the Tranche C Term Loan Lenders make the requested Tranche C Term Loans on the First Amendment Effective Date, and specifying the amount to be borrowed. Upon receipt of such notice the Administrative Agent shall promptly notify each Tranche C Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the First Amendment Effective Date, each Tranche C Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Tranche C Term Loan or Tranche C Term Loans to be made by such Lender; provided, however, that, at the option of each Tranche C Term Loan Lender that is a Tranche B Term Loan Lender immediately prior to giving effect to this Amendment, all or a portion of the aggregate amount of Tranche B Term Loans of such Tranche C Term Loan Lender may be converted to Tranche C Term Loans and applied toward satisfaction of the foregoing funding requirement. Subject to the immediately preceding sentence, the Administrative Agent shall use the amounts made available to the Administrative Agent by the Tranche C Term Loan Lenders to prepay the Tranche B Term Loans outstanding on such date.

(b) Notwithstanding anything to the contrary in the Credit Agreement or this Amendment, the Interest Period in effect on the First Amendment Effective Date in respect of the Tranche B Term Loans that are being converted to Tranche C Term Loans on the First Amendment Effective Date (the “Current Interest Period”) will continue to be in effect for such Loans following the First Amendment Effective Date, and the initial Interest Period of any new Tranche C Term Loan funded on the First Amendment Effective Date will end on the last day of the Current Interest Period.

(c) Any Lender that has converted some but not all of its Tranche B Term Loans to Tranche C Term Loans on the First Amendment Effective Date shall be indemnified by the Borrower, with respect to the portion of the Tranche B Term Loans not converted to Tranche C Term Loans, as provided in Section 2.21 of the Credit Agreement, which indemnity amounts shall be paid to each such Lender on the First Amendment Effective Date; provided, however, if a Lender converts all of its Tranche B Term Loans to an equivalent amount of Tranche C Term Loans on the First Amendment Effective Date, the indemnification provided in Section 2.21(c) of the Credit Agreement shall not apply to such Lender on the First Amendment Effective Date.

SECTION 10. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “First Amendment Effective Date”) on which the Administrative Agent shall have received:

(a) this Amendment, executed and delivered by a duly authorized officer of the Borrower;

(b) written consents to the execution of this Amendment (“Lender Consent Letters”) from Lenders constituting the Required Lenders;

(c) a Tranche C Lender Addendum executed and delivered by each Tranche C Term Loan Lender and accepted by the Borrower;

(d) an executed Acknowledgment and Consent, in the form set forth at the end of this Amendment, from each Loan Party other than the Borrower (such Acknowledgements and Consents, together with this Amendment, the “Amendment Documents”);

(e) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of each of (i) Vinson & Elkins L.L.P., counsel to the Borrower and its Subsidiaries and (ii) the general counsel of the Borrower, in each case covering such matters relating to the Loan Parties, the Loan Documents and this Amendment as the Administrative Agent shall reasonably request;

(f) all fees required to be paid, and all reasonable out-of-pocket expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the First Amendment Effective Date;

(g) subject to Section 9 hereof, satisfactory evidence that the outstanding principal amount of, and all accrued and unpaid interest and other amounts due and payable on, the Tranche B Term Loans shall have been paid in full with the proceeds of the Tranche C Term Loans;

(h) a copy of the resolutions of the Board of Directors of each of Magellan GP, Inc. and Magellan GP, LLC, in form and substance satisfactory to the Administrative Agent, each authorizing (i) the execution, delivery and performance of this Amendment and the other Loan Documents, as so amended, certified by the respective secretaries of the Board of Directors of Magellan GP, Inc. and Magellan GP, LLC as of the First Amendment Effective Date, which certificates shall in each case state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect; and

(i) a certificate duly executed by a Responsible Officer certifying that no Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to the Amendment.

The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the foregoing conditions is satisfied at or prior to 5:00 p.m., New York City time, on December 22, 2003 and the amendments described herein shall not become effective.

SECTION 11. Representations and Warranties. To induce the Administrative Agent to enter into this Amendment and to induce the Lenders to consent thereto and the Tranche C Term Loan Lenders to make the Tranche C Term Loans, the Borrower hereby represents and warrants to the Agents and all of the Lenders as of the First Amendment Effective Date that:

(a) Each Loan Party has the corporate power and authority, and the legal right, to make and deliver the Amendment Documents to which it is a party and to perform the Loan Documents to which it is a party, as amended by the Amendment Documents, and has taken all necessary corporate action to authorize the execution, delivery and performance of such Amendment Documents and the performance of such Loan Documents, as so amended.

(b) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of the Amendment Documents or with the performance, validity or enforceability of this Amendment or the Loan Documents, as amended by the Amendment Documents.

(c) Each Amendment Document has been duly executed and delivered on behalf of each Loan Party which is a party thereto.

(d) Each Amendment Document and each Loan Document, as amended by the Amendment Documents, constitutes a legal, valid and binding obligation of each Loan Party which is a party thereto enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e) The execution, delivery and performance of the Amendment Documents and the performance of the Loan Documents, as amended by the Amendment Documents, does not and will not (i) violate or conflict with any Requirement of Law or any organizational or other governing document of the Borrower or any of its Subsidiaries, (ii) violate, result in a breach of, constitute (with due notice or lapse of time or both) a default or cause any obligation, penalty or premium to arise or accrue under, any Contractual Obligation of the Borrower or any of its Subsidiaries which, in the case of any Subsidiaries, could, in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) result in, or require the creation or imposition of any Lien upon, any Property of the Borrower or any of its Subsidiaries pursuant to any such Requirement of Law, any such organizational or other governing document, or any such Contractual Obligation (other than the Liens created by the Security Documents).

(f) Each of the representations and warranties made by the Borrower or any of its Subsidiaries in or pursuant to the Loan Documents that is qualified by materiality is true and correct on and as of the First Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of such date, and each of the representations and warranties made by the Borrower or any of its Subsidiaries in or pursuant to the Loan Documents that is not qualified by materiality is true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of such date, except, in each case, to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct, or true and correct in all material respects, as the case may be, as of such earlier date.

SECTION 12. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with its terms.

SECTION 13. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 14. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	MAGELLAN GP, LLC, its general partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

LEHMAN COMMERCIAL PAPER INC.,
as Administrative Agent

By:	/s/ Francis Chang
Name:	Francis Change
Title:	Authorized Signatory

ACKNOWLEDGMENT AND CONSENT

Reference is made to the Credit Agreement described in the foregoing Amendment (the “Credit Agreement”; terms defined in the Credit Agreement being used in this Acknowledgment and Consent with the meanings given to such terms in the Credit Agreement). Each of the undersigned parties to the Guarantee and Collateral Agreement and/or one or more other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (a) consents to the foregoing Amendment and the transactions contemplated thereby and (b) acknowledges and agrees that the guarantees and grants of security interests contained in the Guarantee and Collateral Agreement and other Security Documents are, and shall remain, in full force and effect after giving effect to the foregoing Amendment and all prior modifications to the Credit Agreement.

THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[The remainder of this page is intentionally left blank.]

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	Magellan GP, LLC, its General Partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

MAGELLAN GP, INC.

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

MAGELLAN OLP, L.P.

By:	Magellan GP, Inc., its General Partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

MAGELLAN NGL, LLC

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

MAGELLAN AMMONIA PIPELINE, L.P.

By:	Magellan NGL, LLC, its General Partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

MAGELLAN TERMINALS HOLDINGS, L.P.

By:	Magellan NGL, LLC, its General Partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

MAGELLAN PIPELINES HOLDINGS, L.P.

By:	Magellan NGL, LLC, its General Partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

MAGELLAN ASSET SERVICES, L.P.

By:	Magellan NGL, LLC, its General Partner

By:	/s/ John D. Chandler
Name:	John D. Chandler
Title:	Chief Financial Officer & Treasurer

EXHIBIT A

TO FIRST AMENDMENT

FORM OF TRANCHE C LENDER ADDENDUM

December 22, 2003

Reference is made to the Credit Agreement, dated as of August 6, 2003, as amended by the First Amendment thereto, dated as of December 22, 2003 (the “First Amendment”) (as so amended and as otherwise amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Magellan Midstream Partners, L.P. (f/k/a Williams Energy Partners L.P.), the Lenders parties thereto, Lehman Brothers Inc., as Bookrunner, Lehman Brothers Inc. and Banc of America Securities, L.L.C., as Joint Lead Arrangers, Bank of America, N.A., as Syndication Agent and Lehman Commercial Paper Inc., as Administrative Agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Upon execution and delivery of this Tranche C Lender Addendum by the parties hereto as provided in Section 8 of the First Amendment, the undersigned hereby becomes a Tranche C Term Loan Lender under the Credit Agreement having the Tranche C Term Loan Commitments set forth in Schedule 1 hereto, effective as of the First Amendment Effective Date.

Schedule 1 hereto sets forth the portion, if any, of the undersigned’s Tranche C Term Loan Commitment that the undersigned wishes to satisfy by converting to Tranche C Term Loans an equivalent portion of the undersigned’s outstanding Tranche B Term Loans.

THIS TRANCHE C LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Tranche C Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Tranche C Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

Name of Lender

By:
Name:
Title:

Accepted and agreed:

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	MAGELLAN GP, LLC, its general partner

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent

By:
Name:
Title:

Schedule 1

TRANCHE C TERM LOAN COMMITMENT

1.	Name of Lender:	____________________________

2.	Tranche C Term Loan Commitment:	$

3.	Portion of existing Tranche B Term Loans to be converted to Tranche C Term Loans:	$

4.	If a new Lender,	____________________________
	Notice Address:	____________________________
____________________________
	Attention:	____________________________
	Telephone:	____________________________
	Facsimile:	____________________________

EXHIBIT B

TO FIRST AMENDMENT

EXHIBIT F-1

FORM OF TERM NOTE

THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$	New York, New York
, 200

FOR VALUE RECEIVED, the undersigned, MAGELLAN MIDSTREAM PARTNERS, L.P. (f/k/a Williams Energy Partners L.P.), a Delaware limited partnership (the “Borrower”), hereby unconditionally promises to pay to                 (the “Lender”) or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a)                     DOLLARS ($            ), or, if less, (b) the unpaid principal amount of the Tranche C Term Loan made by the Lender pursuant to Section 2.1 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in Section 2.3(a) of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche C Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of the Borrower in respect of the Tranche C Term Loan.

This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of August 6, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lender, the other Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, Lehman Brothers Inc., as Bookrunner, and others, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

MAGELLAN MIDSTREAM PARTNERS, L.P.

By:	MAGELLAN GP, LLC, its general partner

By:
Name:
Title:

Schedule A

to Term Note

LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

Date	Amount of Base Rate Loans	Amount Converted to Base Rate Loans	Amount of Principal of Base Rate Loans Repaid	Amount of Base Rate Loans Converted to Eurodollar Loans	Unpaid Principal Balance of Base Rate Loans	Notation Made By

Schedule B

to Term Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to Base Rate Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By